DEED OF AMENDMENT TO MSHA Date: 16 November 2023 Reference is made to the management shareholders agreement dated 16 January 2020 (as amended on 26 August 2020 and further amended and restated on 24 February 2022) between Global Blue Holding LP (“Holdco”), SL Globetrotter, L.P. (“Silver Lake” and together with Holdco, the “Investor”), Jacques Stern (as Management Representative) and Global Blue Group Holding AG (the “Company”) (the “MSHA”). Capitalised terms used but not defined herein have the meanings ascribed to such terms in the MSHA. On and from the date of this deed, pursuant to Clause 15.3 of the MSHA, the Investor and the Management Representative hereby amend the MSHA as follows: The following shall be added at the end of Clause 6.4: “For the purposes of the transaction contemplated by the share purchase and investment agreement dated 16 November 2023 between, among others, Tencent Mobility Limited, the Investor, the Company and certain of the Managers only, in circumstances where any Manager wishes to reduce the number of Shares included in his or her Standing Instruction as detailed in the Sale Instruction delivered by the Management Representative on his or her behalf to the Investor (the number of Shares by which the Standing Instruction is reduced, in each case, a “Management Shortfall”), the Investor may, but is not obliged to, sell such number of additional Shares in the relevant Sell- Down that is equal to the aggregate Management Shortfall for that Sell-Down. For the avoidance of doubt, any Management Shortfall (i) to be sold by the Investor in such Sell-Down, shall be excluded from the calculation of the Investor Sell Down Shares for the purposes of the definition of ‘Sell Down Proportion’ and (ii) in respect of any Manager, shall be eligible to be included in future calculations of “Catch-Up Shares” of such Manager. The provisions of Clauses 15 and 18 of the MSHA shall apply to this deed as if set out in full and so that references in those provisions to “this Agreement” shall be construed as references to this deed and references to “party” or “parties” shall be construed as references to the parties to this deed. [SIGNATURE PAGES FOLLOW]

[Project Paraiba – Deed of Amendment to MSHA] Executed as a deed by the parties on the date first stated above. EXECUTED as a DEED by ) Jacques Stern in his capacity as ) Management Representative ) ---------------------------------------------- Jacques Stern In the presence of: Witness’s signature Name Address Occupation EXECUTED as a DEED by ) Global Blue Holding LP ) acting by its general partner SL Globetrotter GP, Ltd. ) ---------------------------------------------- Director In the presence of: Witness’s signature Name Address Occupation EXECUTED as a DEED by ) SL Globetrotter L.P. ) acting by its general partner SL Globetrotter GP, Ltd. ) ---------------------------------------------- Director In the presence of: Witness’s signature Name Address Occupation